                                      Rule 497(e) File Nos. 33-6540 and 811-5033


Supplement

DATED JULY 14, 2000 TO
PROSPECTUS DATED MAY 1, 2000

CITIFUNDS(R) SHORT-TERM U.S. GOVERNMENT INCOME PORTFOLIO

Effective Friday, July 14, 2000, the front-end sales charge on shares of the Fund will be waived.

In addition, effective September 11, 2000, exchanges into CitiFunds previously available for exchange will no longer be allowed. You will, however, have the opportunity to exchange your Fund shares at any time after that date for shares of any Smith Barney fund made available by your Service Agent. No sales charge will be imposed on those exchanges.

                                      Rule 497(e) File Nos. 33-6540 and 811-5033


Supplement

DATED JULY 14, 2000 TO
PROSPECTUS DATED MARCH 1, 2000

CITIFUNDS(R) INTERMEDIATE INCOME PORTFOLIO

On July 13, 2000, the Board of Trustees of CitiFunds Intermediate Income Portfolio approved an agreement and plan of reorganization between CitiFunds Intermediate Income Portfolio and Smith Barney Government Securities Fund. The agreement and plan of reorganization is subject to approval by shareholders of CitiFunds Intermediate Income Portfolio.

In addition, after September 11, 2000, exchanges into CitiFunds previously available for exchange will no longer be allowed. You will, however, have the opportunity to exchange your fund shares at any time after that date for shares of any Smith Barney fund made available by your Service Agent. No sales charge will be imposed on those exchanges.